Exhibit 10.31
                           THIRD AMENDMENT AGREEMENT





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                                                                   EXHIBIT 10.31
                                                                   -------------
                            THIRD AMENDMENT AGREEMENT
                            -------------------------

         THIRD AMENDMENT AGREEMENT (this "AGREEMENT") dated as of March 5, 2003 by and among (1) Imagistics International Inc. (the "BORROWER"), (2) Fleet Capital Corporation ("FLEET"), and the other financial institutions party to the Credit Agreement (as defined below) as lenders (collectively, the "LENDERS" and individually, a "LENDER") and (3) Fleet, as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders with respect to a certain Credit Agreement dated as of November 9, 2001 by and among the Borrower, the Lenders and the Administrative Agent, as amended by that certain First Amendment Agreement dated as of March 19, 2002 and that certain Second Amendment Agreement dated as of July 19, 2002 (as amended, the "CREDIT AGREEMENT").


                              W I T N E S S E T H:



         WHEREAS, the Borrower has requested that the Lenders amend certain terms and conditions of the Credit Agreement on the terms and conditions set forth herein; and

         WHEREAS, the parties hereto have agreed to amend certain provisions of the Credit Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. Capitalized terms used herein without definition that are defined in the Credit Agreement (after giving effect to the amendments thereof set forth herein) shall have the same meanings herein as therein.

         2. RATIFICATION OF EXISTING AGREEMENTS. All of the Borrower's obligations and liabilities to the Creditors as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Credit Documents, are, by the Borrower's execution of this Agreement, ratified and confirmed in all respects. In addition, by the Borrower's execution of this Agreement, the Borrower represents and warrants that it does not have any counterclaim, right of set-off or defense of any kind with respect to such obligations and liabilities.

         3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Creditors that all of the representations and warranties made by the Borrower in the Credit Agreement, the Notes and the other Credit Documents are true in all material respects on the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate expressly to an earlier date.

         4. CONDITIONS PRECEDENT. The effectiveness of the amendments contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:


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                 (a) Representations and Warranties. All of the representations and warranties made by the Borrower herein, whether directly or incorporated by reference, shall be true and correct on the date hereof except as provided in ss.3 hereof.


                 (b) Performance; No Event of Default. The Borrower shall have performed and complied in all respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and there shall exist no Default or Event of Default.


                 (c) Corporate Action. All requisite corporate action necessary for the valid execution, delivery and performance by the Borrower of this Agreement and all other instruments and documents delivered by the Borrower in connection therewith shall have been duly and effectively taken.


                 (d) Delivery. The parties hereto shall have executed this Agreement and delivered this Agreement to the Agent.


5.       AMENDMENTS TO THE CREDIT AGREEMENT.
         ----------------------------------

         5.1   AMENDMENTS TO SECTION 1.01.

         (a) The following definition appearing in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                       "Permitted Repurchase Amount" shall mean an amount equal
               to the sum of (a) $78,000,000, plus (b) the amount of net cash proceeds actually received by the Borrower from the issuance and/or resale by the Borrower of up to 1,000,000 shares of its common stock Equity Interests to its employees pursuant to the Borrower's employee stock purchase plan.

         (b) The following new definition is hereby added to Section 1.01 of the Credit Agreement in its proper alphabetical order to read as follows:

                       "Borrowing Base Availability" shall mean, as at any date,
               an amount equal to the result of (a) the Borrowing Base, minus
               (b) the sum of (i) the aggregate amount of Revolving Loans then outstanding, plus (ii) the aggregate amount of Swing Loans then outstanding, plus (iii) the Dollar Equivalent of the aggregate L/C Liabilities then outstanding, less (iv) the amount of any L/C cover that shall have been provided pursuant to Section 2.10(d) and not yet returned.


  5.2 AMENDMENT TO SECTION 9.01. Subsection 9.01(j) of the Credit Agreement is hereby amended in its entirety to read as follows:


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        (j)    BORROWING BASE CERTIFICATE. As soon as available and in any event within 30 days after the end of each quarterly fiscal period (ending on the last day of each calendar quarter) beginning with the quarterly period ending March 31, 2003, a Borrowing Base Certificate as of the last day of such accounting period; provided, that if the most recent Borrowing Base Certificate provided by the Borrower evidences Borrowing Base Availability equal to or less than $50,000,000, thereafter Borrower shall be required to deliver a Borrowing Base Certificate as soon as available and in any event within 30 days after the end of each monthly accounting period (ending on the last day of each calendar month); provided, further, that if Borrower fails to deliver any such Borrowing Base Certificate when due, then the Borrowing Base shall be deemed to be $0 (provided, however, that no prepayment shall be required pursuant to Section 2.10(c) solely by reason of such deemed reduction) until such time as Borrower shall deliver such required Borrowing Base Certificate; Borrower shall notify Administrative Agent promptly upon becoming aware of any event or condition that could reasonably be expected to have a material adverse effect on the Borrowing Base;

               5.3 AMENDMENT TO SECTION 9.11(b). Subsection 9.11(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                   (b) Minimum Consolidated EBITDA. Consolidated EBITDA shall not for the previous four consecutive fiscal quarters most recently ended as of any Test Date occurring on or after December 31, 2002 be less than $100,000,000.

               5.4 AMENDMENT TO SECTION 9.11(c). Subsection 9.11(c) of the Credit Agreement is hereby amended in its entirety to read as follows:


                (c) Limitation on Capital Expenditures. No Company shall, directly or indirectly, permit the aggregate amount of all Capital Expenditures made by the Companies during any period of four consecutive fiscal quarters most recently ended as of any Test Date occurring on or after December 31, 2002 to exceed 85% of Consolidated EBITDA for such period.

6.       MISCELLANEOUS PROVISIONS.

                (a) Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Credit Agreement, the Notes and the other Credit Documents shall remain the same. The Credit Agreement, the Notes and the other Credit Documents, each as amended hereby, shall continue in full force and effect, and that this Agreement and the Credit Agreement shall be read and construed as one instrument.

                (b) This Agreement is intended to take effect under, and shall be construed according to and governed by, the laws of the State of New York.

                (c) This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party


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hereto by and against which enforcement hereof is sought. A facsimile of an executed counterpart shall have the same effect as the original executed counterpart.

         [REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGES FOLLOW]


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         IN WITNESS WHEREOF, each of the parties hereto have caused this
Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.

                            IMAGISTICS INTERNATIONAL INC.


                            By:   /s/ Joseph  Skrzypczak
                                  ----------------------
                                  Joseph D. Skrzypczak
                                  Its:  Chief Financial Officer


                            FLEET CAPITAL CORPORATION,
                             as Administrative Agent and as a Lender


                            By:  /s/ Edgar Ezerins
                                 -----------------
                                 Edgar Ezerins
                                 Its: Vice President


                            MERRILL LYNCH CAPITAL CORPORATION,
                             as a Lender


                            By:  /s/ Michael E. O'Brien
                                 ----------------------
                                 Michael E. O'Brien
                                 Its: Vice President


                            NATEXIS BANQUE POPULAIRES
                             as a Lender


                            By:   /s/ William J. Burke
                                  --------------------
                                  William J. Burke
                                  Its:  Vice President

                            By:  /s/ Michael J. Storms
                                 ---------------------
                                 Michael J. Storms
                                 Its:  Associate



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                            JPMORGAN CHASE BANK,
                             as a Lender


                            By:  /s/ Valerie Schanzer
                                 --------------------
                                 Valerie Schanzer
                                 Its:  Vice President


                            THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                             as a Lender


                            By:____________________________

                                 Its:


                            IBM CREDIT CORPORATION,
                              as a Lender


                            By:____________________________

                                 Its:


                            PEOPLE'S BANK,
                             as a Lender


                            By: /s/ David K. Sherrill
                                ---------------------
                                David K. Sherrill
                                Its:  Vice President


                            BANK LEUMI, USA,
                            as a Lender


                            By: /s/ Paul Tine
                                -------------
                                Paul Tine
                                Its: Vice President


                            By: /s/ Glenn Kreutzer
                                ------------------
                                Glenn Kreutzer
                                Its: Banking Officer


                  [Signature page to Third Amendment Agreement]
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                            GENERAL ELECTRIC CAPITAL CORPORATION,
                            as a Lender


                            By:____________________________

                                  Its:


                            U.S. BANK NATIONAL ASSOCIATION,
                            as a Lender


                            By: /s/ Joseph Howard
                                -----------------
                                Joseph Howard
                                Its:  Vice President


                            CITIZENS BANK OF MASSACHUSETTS,
                            as a Lender


                            By: /s/ Cindy Chen
                                --------------
                                Cindy Chen
                                Its:  Vice President


                            TORONTO DOMINION (NEW YORK), INC.,
                            as a Lender


                            By:____________________________

                                 Its:


                            STANWICH LOAN FUNDING LLC,
                            as a Lender


                            By:____________________________

                                 Its:


                      [Signature page to Third Amendment Agreement]
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                            FRANKLIN FLOATING RATE TRUST,
                            as a Lender

                            By:____________________________

                                 Its:


                            FRANKLIN FLOATING RATE MASTER SERIES,
                            as a Lender

                            By:____________________________

                                 Its:


                            FRANKLIN CLO I, LIMITED,
                            as a Lender

                            By:____________________________

                                 Its:


                            FRANKLIN CLO II, LIMITED,
                            as a Lender

                            By:____________________________

                                 Its:


                            FRANKLIN CLO III, LIMITED,
                            as a Lender

                            By:____________________________

                                 Its:


                            FRANKLIN FLOATING RATE DAILY ACCESS FUND, as a Lender

                            By:____________________________

                                 Its:


                  [Signature page to Third Amendment Agreement]

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                            NEW YORK LIFE INSURANCE COMPANY,
                            as a Lender


                            By:____________________________

                                 Its:


                            NEW YORK LIFE INSURANCE AND ANNUITY
                            CORPORATION
                            as a Lender

                            By: New York Life Investment Management, LLC, its Investment Manager


                            By:____________________________

                                 Its:


                            ELF FUNDING TRUST III,
                            as a Lender

                            By: New York Life Investment Management, LLC as attorney-in-fact


                            By:____________________________

                                 Its:


                           CALIFORNIA PUBLIC EMPLOYEES RETIREMENT
                           SYSTEM,
                           as a Lender

                           By: Highland Capital Management, L.P., as Authorized Representatives of the Board


                           By:____________________________

                                Its:


                  [Signature page to Third Amendment Agreement]

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                            RESTORATION FUNDING CLO, LTD.,
                            as a Lender

                            By: Highland Capital Management, L.P., as Collateral Manager


                            By:____________________________

                                 Its:


                            EMERALD ORCHARD LIMITED,
                            as a Lender

                            By:____________________________

                                 Its:


                            SRV-HIGHLAND, INC.,
                            as a Lender

                            By:____________________________

                                 Its:












                  [Signature page to Third Amendment Agreement]